                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JUNE 23, 1997
                                                 -------------------



                        BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)


     DELAWARE                     0-17901                        94-3078031
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(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                        No.)


2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA                      94403
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (415) 573-7300
                                                    --------------


                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          ------------

     On May 8, 1997, Bay View Capital Corporation (the "Company" or "Bay View"), a Delaware corporation and the holding company for Bay View Bank ("BVB"), Bay View Securitization Corporation, California Thrift & Loan, Concord Growth Corporation and Regent Financial Corporation, announced the execution of a definitive agreement to acquired America First Eureka Holdings, Inc. ("AFEH") and AFEH's wholly owned subsidiary, EurekaBank, A Federal Savings Bank ("EurekaBank"). The acquisition will be accounted for using the purchase method of accounting and is expected to be completed on or about December 31, 1997.

     Under the terms of the definitive agreement, America First Financial Fund 1987-A Limited Partnership (the "Partnership"), the sole shareholder of AFEH, will receive shares of Bay View common stock valued at approximately $210 million (subject to possible adjustment) and $90 million in cash. Pursuant to the agreement, AFEH will be merged into the Company, with the Company as the surviving corporation, and EurekaBank will be merged into BVB, with BVB as the surviving institution. Consummation of the transaction is subject to the satisfaction of a number of conditions set forth in the agreement, including approval by the Company's stockholders and the beneficial unit certificate holders and the limited partners of the Partnership and the regulatory approval of the Office of Thrift Supervision.

     Attached as Exhibit 99 hereto are the consolidated financial statements of AFEH prepared in accordance with Rule 3.05 of Regulation S-X of the Securities and Exchange Commission.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits

     23   Consent of Independent Accountants

     99   Consolidated Financial Statements of AFEH

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BAY VIEW CAPITAL CORPORATION



Date: June 23, 1997                  By:/s/ DAVID A. HEABERLIN
                                        ---------------------------------
                                            David A. Heaberlin
                                            Executive Vice President and
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
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23              Consent of Independent Accountants

99              Consolidated Financial Statements of AFEH